                                                                  Exhibit (e)(2)

                                                          Platinum Investor PLUS
                                               Variable Universal Life Insurance
                                                        Supplemental Application

The United States Life Insurance Company in the City of New York, ("USL")
Member of American International Group, Inc.
Home Office: 830 Third Avenue, New York, NY 10022. Administrative Center: P.O. Box 4880, Houston, TX 77210-4880
(This supplement must accompany the appropriate application for life insurance.)
NOTICE: The amount or the duration of the Death Benefit Proceeds and the Accumulation Value provided by the policy when based on the investment experience of a Separate Account, are variable, may increase or decrease, and not guaranteed as to the fixed dollar amount. Upon the owner's written request, USL will provide an illustration of the benefits and values of the policy, including the Death Benefits and the Accumulation Values.
The supplement and the application will be attached to and made a part of the policy.

Applicant Information -- Supplement to the application on the life of

                     ----------------------------- --------------------------------------
                     Name of proposed insured      Date of application for life insurance

Initial Allocation Percentages

Investment Options   In the "Premium Allocation" column, indicate how each
                     premium received is to be allocated. In the "Deduction
                     Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges.
                     Total allocations in each column must equal 100%. Use whole percentages only.

                                                      PREMIUM     DEDUCTION
                                                     ALLOCATION  ALLOCATION
                                                     ----------  ----------

AIM Variable Insurance Funds
AIM V.I. International Growth Division (270)          ________%   ________%
AIM V.I. Premier Equity Division (271)                ________%   ________%

The Alger American Fund
Alger American Leveraged AllCap Division (273)        ________%   ________%
Alger American MidCap Growth Division (272)           ________%   ________%

American Century Variable Portfolios, Inc.
VP Value Division (274)                               ________%   ________%

Credit Suisse Trust
Small Cap Growth Division (275)                       ________%   ________%

Dreyfus Investment Portfolios
MidCap Stock Division (276)                           ________%   ________%

Dreyfus Variable Investment Fund
Quality Bond Division (277)                           ________%   ________%
Developing Leaders Division (278)                     ________%   ________%

Fidelity Variable Insurance Products Fund
VIP Asset Manager Division (282)                      ________%   ________%
VIP Contrafund Division (281)                         ________%   ________%
VIP Equity-Income Division (279)                      ________%   ________%
VIP Growth Division (280)                             ________%   ________%
VIP Mid Cap Division (283)                            ________%   ________%

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Value Securities Division (287)    ________%   ________%
Franklin U.S. Government Division (284)               ________%   ________%
Mutual Shares Securities Division (285)               ________%   ________%
Templeton Foreign Securities Division (286)           ________%   ________%

Janus Aspen Series
International Growth Division (288)                   ________%   ________%
Mid Cap Growth Division (290)                         ________%   ________%
Worldwide Growth Division (289)                       ________%   ________%

J.P. Morgan Series Trust II
JPMorgan Mid Cap Value Division (292)                 ________%   ________%
JPMorgan Small Company Division (291)                 ________%   ________%

MFS Variable Insurance Trust
MFS Capital Opportunities Division (295)              ________%   ________%
MFS Emerging Growth Division (293)                    ________%   ________%
MFS New Discovery Division (296)                      ________%   ________%
MFS Research Division (294)                           ________%   ________%

Neuberger Berman Advisers Management Trust
Mid-Cap Growth Division (297)                         ________%   ________%

Oppenheimer Variable Account Funds
Oppenheimer Global Securities Division (299)          ________%   ________%
Oppenheimer Multiple Strategies Division (298)        ________%   ________%

PIMCO Variable Insurance Trust
PIMCO Real Return Division (301)                      ________%   ________%
PIMCO Short-Term Division (300)                       ________%   ________%
PIMCO Total Return Division (302)                     ________%   ________%

Putnam Variable Trust
Putnam VT Diversified Income Division (303)           ________%   ________%
Putnam VT Growth and Income Division (304)            ________%   ________%
Putnam VT Int'l Growth and Income Division (305)      ________%   ________%

SunAmerica Series Trust
SunAmerica Balanced Division (306)                    ________%   ________%
Aggressive Growth Division (307)                      ________%   ________%

The Universal Institutional Funds, Inc.
Equity Growth Division (308)                          ________%   ________%
High Yield Division (309)                             ________%   ________%

VALIC Company I
International Equities Division (310)                 ________%   ________%
Mid Cap Index Division (311)                          ________%   ________%
Money Market I Division (312)                         ________%   ________%
Nasdaq-100 Index Division (314)                       ________%   ________%
Science & Technology Division (316)                   ________%   ________%
Small Cap Index Division (315)                        ________%   ________%
Stock Index Division (313)                            ________%   ________%

Vanguard Variable Insurance Fund
High Yield Bond Division (317)                        ________%   ________%
REIT Index Division (318)                             ________%   ________%

Van Kampen Life Investment Trust
Growth & Income Division (319)                        ________%   ________%
USL Declared Fixed Interest Account (242)             ________%   ________%
Other: ________________________                       ________%   ________%
                                                           100%        100%
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                                                                     Page 1 of 3
AGLC100175-33

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Dollar Cost Averaging

Dollar Cost  ($5,000 Minimum Beginning Accumulation Value) An amount can be
Averaging    systematically transferred from the Money Market I Division and transferred to one or more of the investment options below. The
             USL Declared Fixed Interest Account is not available for Dollar
             Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

                Day of the month for transfers:                     (Choose a day of the month between 1-28.)
                --------------------------------------------------- -----------------------------------------
                Frequency of transfers:     [_] Monthly   [_] Quarterly   [_] Semiannually    [_] Annually
                --------------------------- ------------- --------------- ------------------- ---------------
                Transfer $                                              ($100 Minimum, Whole Dollars Only)
                ---------------------------------------------------------------------------------------------

AIM Variable Insurance Funds                                       Neuberger Berman Advisers Management Trust
AIM V.I. International Growth Division (270)       $ ____________  Mid-Cap Growth Division (297)                    $ ____________
AIM V.I. Premier Equity Division (271)             $ ____________  Oppenheimer Variable Account Funds
The Alger American Fund                                            Oppenheimer Global Securities Division (299)     $ ____________
Alger American Leveraged AllCap Division (273)     $ ____________  Oppenheimer Multiple Strategies Division (298)   $ ____________
Alger American MidCap Growth Division (272)        $ ____________  PIMCO Variable Insurance Trust
American Century Variable Portfolios, Inc.                         PIMCO Real Return Division (301)                 $ ____________
VP Value Division (274)                            $ ____________  PIMCO Short-Term Division (300)                  $ ____________
Credit Suisse Trust                                                PIMCO Total Return Division (302)                $ ____________
Small Cap Growth Division (275)                    $ ____________  Putnam Variable Trust
Dreyfus Investment Portfolios                                      Putnam VT Diversified Income Division (303)      $ ____________
MidCap Stock Division (276)                        $ ____________  Putnam VT Growth and Income Division (304)       $ ____________
Dreyfus Variable Investment Fund                                   Putnam VT Int'l Growth and Income Division (305) $ ____________
Quality Bond Division (277)                        $ ____________  SunAmerica Series Trust
Developing Leaders Division (278)                  $ ____________  SunAmerica Balanced Division (306)               $ ____________
Fidelity Variable Insurance Products Fund                          Aggressive Growth Division (307)                 $ ____________
VIP Asset Manager Division (282)                   $ ____________  The Universal Institutional Funds, Inc.
VIP Contrafund Division (281)                      $ ____________  Equity Growth Division (308)                     $ ____________
VIP Equity-Income Division (279)                   $ ____________  High Yield Division (309)                        $ ____________
VIP Growth Division (280)                          $ ____________  VALIC Company I
VIP Mid Cap Division (283)                         $ ____________  International Equities Division (310)            $ ____________
Franklin Templeton Variable Insurance Products Trust               Mid Cap Index Division (311)                     $ ____________
Franklin Small Cap Value Securities Division (287) $ ____________  Money Market I Division (312)                    $ ____________
Franklin U.S. Government Division (284)            $ ____________  Nasdaq-100 Index Division (314)                  $ ____________
Mutual Shares Securities Division (285)            $ ____________  Science & Technology Division (316)              $ ____________
Templeton Foreign Securities Division (286)        $ ____________  Small Cap Index Division (315)                   $ ____________
Janus Aspen Series                                                 Stock Index Division (313)                       $ ____________
International Growth Division (288)                $ ____________  Vanguard Variable Insurance Fund
Mid Cap Growth Division (290)                      $ ____________  High Yield Bond Division (317)                   $ ____________
Worldwide Growth Division (289)                    $ ____________  REIT Index Division (318)                        $ ____________
J.P. Morgan Series Trust II                                        Van Kampen Life Investment Trust
JPMorgan Mid Cap Value Division (292)              $ ____________  Growth & Income Division (319)                   $ ____________
JPMorgan Small Company Division (291)              $ ____________  USL Declared Fixed Interest Account (242)        $ ____________
MFS Variable Insurance Trust                                       Other: ________________________                  $ ____________
MFS Capital Opportunities Division (295)           $ ____________
MFS Emerging Growth Division (293)                 $ ____________
MFS New Discovery Division (296)                   $ ____________
MFS Research Division (294)                        $ ____________

Automatic Rebalancing

Automatic    ($5,000 Minimum Beginning Accumulation Value) Variable division
Rebalancing  assets will be automatically rebalanced based on the premium percentages designated on Page 1 of this form. If the USL Declared
             Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

                 Check Here for Automatic Rebalancing Frequency:     [_] Quarterly     [_] Semiannually      [_] Annually
                 --------------------------------------------------- ----------------- --------------------- ----------------
                 NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

Modified Endowment Contract

Contract If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the Internal Revenue Code, there may be potentially adverse tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.
                                                                  [_] YES [_] NO
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AGLC100175-33

Suitability

All questions must
be answered.

                     1.  Have you, the Proposed Insured or Owner (if different), received the variable universal
                         life insurance policy prospectus and the prospectuses describing the investment options? [_] yes    [_] no
                         (If "yes," please furnish the Prospectus dates.)

                             Variable Universal Life Insurance Policy Prospectus:   _______________

                             Supplements (if any):                                  _______________

                     2.  Do you understand and acknowledge:

                         a.  THAT THE POLICY APPLIED FOR IS VARIABLE, EMPLOYS THE USE OF SEGREGATED ACCOUNTS
                             WHICH MEANS THAT YOU NEED TO RECEIVE AND UNDERSTAND CURRENT PROSPECTUSES FOR THE
                             POLICY AND THE UNDERLYING ACCOUNTS?                                                  [_] yes    [_] no

                         b.  THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON PERFORMANCE OF THE SEGREGATED
                             ACCOUNTS MAY VARY: AND                                                               [_] yes    [_] no

                             (1) ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY, THE U.S.
                                 GOVERNMENT OR ANY STATE GOVERNMENT?                                              [_] yes    [_] no

                             (2) ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER
                                 AGENCY, FEDERAL OR STATE?                                                        [_] yes    [_] no

                         c.  THAT IN ESSENCE, ALL RISK IS BORNE BY THE OWNER EXCEPT FOR FUNDS PLACED IN THE AGL
                             DECLARED FIXED INTEREST ACCOUNT?                                                     [_] yes    [_] no

                         d.  THAT THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO ALLOW FOR
                             THE ACCUMULATION OF VALUES IN THE SEGREGATED ACCOUNTS?                               [_] yes    [_] no

                         e.  THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING
                             ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                                [_] yes    [_] no

                         f.  THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE
                             OF THE SEPARATE ACCOUNT, THE AGL DECLARED FIXED INTEREST ACCOUNT ACCUMULATION,
                             AND CERTAIN EXPENSE DEDUCTIONS?                                                      [_] yes    [_] no

                     3.  Do you believe the Policy you selected meets your insurance and investment objectives
                         and your anticipated financial needs?                                                    [_] yes    [_] no

Your Signature

Signatures           Signed at (city, state)
                     ---------------------------------------------------------------------------------------------------------------


                     Print name of Broker/Dealer
                     ---------------------------------------------------------------------------------------------------------------


                     X Registered representative                  State license #                    Date
                     ------------------------------------------   ---------------------------------  -------------------------------


                     X Primary proposed insured                                                      Date
                     ------------------------------------------------------------------------------  -------------------------------


                     X Owner                                                                         Date
                     ------------------------------------------------------------------------------  -------------------------------
                     (If different from Proposed Insured)


                     X Joint Owner                                                                   Date
                     ------------------------------------------------------------------------------  -------------------------------
                     (If applicable)

------------------------------------------------------------------------------------------------------------------------------------

                                                                     Page 3 of 3
AGLC100175-33